AMENDMENT

This Amendment (the "Amendment") to the Agreement dated April 12, 2007 by and between VALENTIS, INC. ("Licensor") and ACACIA PATENT ACQUISITION CORPORATION ("APAC") is made between APAC and Urigen Pharmaceuticals, Inc., ("Urigen"). Urigen and APAC may collectively be referred to herein as the "Parties." This Amendment is effective as of date on which the last Party executes this Amendment below (the "Amendment Date"). Capitalized terms used herein shall have the same meaning as those terms defined in the Agreement.

BACKGROUND

WHEREAS, the Licensor and APAC entered into the Agreement effective as of April 12, 2007 regarding the granting of an exclusive license of the Patents from Licensor to APAC;

WHEREAS, Urigen was formerly known as (f/k/a) Valentis, Inc.; and

    WHEREAS, the Parties desire to mutually amend the Agreement to set forth revised terms.

NOW, THEREFORE, in consideration of one dollar ($1.00) in hand paid, the promises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, Urigen and APAC agree as follows:

1.	Section 6.5 to the Agreement is hereby deleted in its entirety.

2.	Except as expressly set forth herein, no other terms and conditions of the Agreement are amended or modified and the Agreement remains fully binding and enforceable.

3.
This Amendment may be executed in several counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument. A faxed copy of a signature page shall be considered an original for purposes of this Amendment. This Amendment, together with the Agreement, constitutes the entire understanding of the parties with respect to its subject matter and may not be modified or amended, except in writing by the Parties.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Date.

Urigen Pharmaceuticals, Inc.	ACACIA PATENT ACQUISITION

/s/ Terry Nida	/s/ Dooyong Lee
Print Name: Terry Nida	Print Name: Dooyong Lee
Title: Chief Operating Officer	Title: Executive Vice President